NATIONWIDE VARIABLE INSURANCE TRUST

 NVIT Flexible Fixed Income Fund
NVIT Flexible Moderate Growth Fund

Supplement dated December 8, 2016
to the Statement of Additional Information dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information.

On December 7, 2016, the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act of 1940, as amended), considered and unanimously approved a proposal to liquidate each of the NVIT Flexible Fixed Income Fund and NVIT Flexible Moderate Growth Fund (the "Funds"), each a series of the Trust. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation and Dissolution (the "Plan") on or about April 21, 2017. The Board's decision to liquidate the Funds, and implementation of the respective Plans, are subject to the approval of each Fund's shareholders. In the near future, shareholders of each Fund will receive a proxy statement that contains more information about the respective Plan.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE